UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                         July 26, 2006 (July 25, 2006)


                         SkyTerra Communications, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                     000-13865                23-2368845
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
    of Incorporation)                                    Identification Number)

            19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)

                                 (212) 730-7540
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

         On July 26, 2006, SkyTerra Communications, Inc. (the "Company") issued a press release in connection with the redemption of of all of its Series A Preferred Stock and the issuance of its voting and non-voting common stock to its preferred stockholders in connection therewith; the completion of the rights offering that it launched on June 22, 2006; and the re-election of all of the members of the Company's board of directors, the approval of the Company's 2006 Equity and Incentive Plan, and the ratification of appointment of Ernst & Young as the Company's independent registered public accounting firm for the year ending December 31, 2006 at the Company's annual meeting held on July 25, 2006. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities.

         The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

         The shares of the Company's voting and non-voting common stock sold directly to its preferred stockholders, Apollo Investment Fund IV, L.P. and its affiliates ("Apollo"), were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares were issued to Apollo, which are accredited investors within the meaning of Rule 501 of Regulation D, in reliance on exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Appropriate restrictive legends were affixed to the certificates representing the shares of the common stock sold to Apollo.

Section 8 - Other Events

Item 8.01.  Other Events.

         The information provided in response to Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

     Number       Description
     ------       -----------

     99.1         Press Release of SkyTerra Communications, Inc., dated
                  July 26, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  July 26, 2006                 By: /s/ ROBERT C. LEWIS
                                         -----------------------------------
                                         Name:   Robert C. Lewis
                                         Title:  Senior Vice President, General
                                                 Counsel and Secretary